Exhibit 10.44

AMENDMENT TO LEASE

This Third Amendment to the Lease (the “Third Amendment”), made and effective this 1st day of October, 2011, between SB&G Properties, LC (“Landlord”) and Boomerang Sub, Inc. (“Tenant”), modifies and amends the monthly paid and accrued rent and term of this lease.

In consideration of the mutual promises and agreements exchanged, Lender and Borrower agree as follows:

1.	Current Accrued Rent Balance. As of August 31, 2011, the amount of the accrued rent owed to Landlord is $206,045.

2.	Monthly Rent. The monthly rent shall remain $21,717.50

3.	Monthly Paid Rent. The monthly paid rent shall remain $7,000.

4.	Monthly Accrued Rent. The monthly accrued rent shall remain $14,717.50.

5.	Term. The term for this amendment shall be and continue on a month-to-month basis from the last executed amendment.

Nothing in this Third Amendment shall be understood or construed to be a satisfaction or release in whole or in part of the lease.

In Witness Whereof, Lender and Borrower have executed this Agreement.

/s/ Gene Mulvihill	/s/ Joseph Bellantoni
SB&G Properties, LLC	Boomerang Sub, Inc.
Name: Gene Mulvihill	Joseph Bellantoni
Title: Managing Member	Chief Financial Officer

MULTISTATE LOAN MODIFICATION AGREEMENT (To a Fixed Interest Rate)—Single Family—Freddie Mac UNIFORM INSTRUMENT	Form 5161
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